UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

September 29, 2005

CYOP SYSTEMS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-32355	98-0222927
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

149 South Reeves Drive, Unit A, Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(310) 248-4860

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;ELECTION OF DIRECTORS;APPOINTMENT OF PRINCIPAL OFFICERS.

On September 28, 2005, the Company accepted the resignations of Mr. Patrick Smyth as President and Director and Mr. Norman Mackinnon as director. Concurrently the Company appointed Mr. Scott Carley as President. A copy of the Company’s press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit No. Description.

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 99.1	Press Release dated September 28, 2005	Provided herewith
Exhibit 99.2	Resignation of Patrick Smyth	Provided herewith
Exhibit 99.3	Resignation of Norman Mackinnon	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2005	CYOP SYSTEMS INTERNATIONAL INC

By:	/s/ Mitch White
Name:	Mitch White
Title:	President